Delivering On Our Promise NASDAQ: FISI May 21, 2014 Exhibit 99.1

Forward Looking Statements

Statements contained in this presentation which are not historical facts and which pertain to future operating results of Financial Institutions, Inc. and its subsidiaries constitute “forward looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. These forward looking statements involve significant risks and uncertainties. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company’s last filed Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause actual results to differ materially from those contained in our projections or forward looking statements. The Company assumes no obligation to update any information presented herein.

Key Investment Considerations

Experienced leadership
Attractive footprint in Upstate NY, uniquely positioned to seize market opportunities
…and Delivering on our Promise to All Stakeholders
Low cost and streamlined
Sustainable, scalable business model
Effective enterprise risk management
Solid capital structure
Investments in people and infrastructure
Consistent, strong operating results
and favorable trends
Positioned to Achieve Long-Term Growth…
operating emphasis

Martin K. Birmingham President & Chief Executive Officer Kevin B. Klotzbach Executive Vice President, Chief Financial Officer & Treasurer

Who We Are

Regional community bank headquartered in
Warsaw, NY with $3.0 billion in assets
10,000 square-mile operating footprint with 50
banking locations in 15 contiguous counties
concentrated in Upstate NY
Top 20 bank of those headquartered in NY based
on asset size
Experienced management team with extensive
market knowledge
Franchise is a diversified mix of consumer and
business customers, products and revenue
sources; generating consistent, strong operating
results
Corporate Overview Key Corporate Statistics
Assets: $3.02 billion
Loans: $1.85 billion
Deposits: $2.53 billion
2013 Revenue: $116 million
FTEs: ~ 600
Shareholders’ Equity: $263 million
Market Capitalization: $321 million
Common Book Value: $17.72 share
Tangible Common Book Value: $14.12 share
Annualized Dividend: $0.76
Dividend Yield: 3.28%
NASDAQ: FISI
# Analyst Coverage: 3
Note: Financials as of March 31, 2014.  Market data as of  April 30, 2014.

Management Team

Average Years:
12 27
Name Title
Years with
FISI
Years in
Banking
Martin K. Birmingham President & CEO 9 24
Richard J. Harrison EVP, Chief Operating Officer 10 44
Jeffrey P. Kenefick EVP, Commercial Banking 8 24
Kevin B. Klotzbach EVP, Chief Financial Officer 12 30
Kenneth V. Winn EVP, Chief Risk Officer 9 31
David G. Case SVP, Chief Commercial Credit Officer 8 29
Paula D. Dolan SVP, Human Resources <1 30
Sonia M. Dumbleton SVP, Controller 29 29
Michael D. Grover SVP, Chief Accounting Officer 14 14
Charles J. Guarino SVP, Marketing 19 19

Sound Risk
Management
Our Strategy and Approach
7
Balance between volume
and risk; maintain our
credit discipline
Diversified loan portfolio
through retail and
commercial exposures
Effective risk
management committee
structures
Uphold rigorous expense
management practices
Principled, growth oriented
approach guided by our
commitment to enhance:
Shareholder value
Customer experience
Employee experience
Productivity measures per
FTE
Smart Growth
Maintain our
Culture
Focus on Value
Continue to capitalize on
banking dislocation in our
region; uniquely positioned
to seize market
opportunities and achieve
scale in growth markets
Invest in people, product
development and
infrastructure, especially
potential growth segments
Key lending hires in
Buffalo and Rochester, new
e-banking services (mobile
banking, web apps) and
product offerings
Continue non-interest
income growth
Five Star Investment
Services
Agreement with Welch
ATM/Rite Aid for Free
ATM access
Attract, retain and cultivate
top talent
Promote from within,
create career
opportunities
Focus on the Five Star
Bank Experience;
dictates how we:
Hire
Evaluate
Reward
Comprehensive incentive
compensation structure
supports
cross-functional
focus
Satisfied employees =
satisfied customers

Our Strategic Initiatives have Driven Growth
and Performance

Optimization and consolidation of
branches offices
Investment in asset classes which offer
excellent risk adjusted returns and
duration
Continuous reinvestment in people,
processes and infrastructure
Positioning ourselves for market
expansion through key group hires and
branch purchases
Keen focus on expense control, efficiency
improvements and risk management
Consistent, strong operating results
Meaningful organic loan growth
Increased positive operating leverage
Pristine asset quality
Attractive market position
Strong 5-year total shareholder return
Record earnings per share
Initiatives
Outcomes

A Dominant, Established Franchise…

Deposit Market Share: Counties of Operation
10,000 square-mile operating
footprint
50 banking offices in 15 contiguous
counties concentrated in Upstate NY
Top 3 market share in 11 counties
Top 5 bank in counties of operation
Significant opportunities exist to
gain market share
Key Highlights
Source: SNL Financial. Deposits by County as of June 30, 2013 for comparative purposes
Rank Institution
Branches
2013
Deposits
in Market
($MM) Share (%)

Manufacturers and Traders Trust Co.
116 19,562 32.1%

First Niagara Bank NA
75 9,726 16.0%

KeyBank NA
85 4,362 7.2%

RBS Citizens NA
71 2,891 4.7%

Five Star Bank
50 2,332 3.8%

JPMorgan Chase Bank NA
27 2,026 3.3%

Community Bank NA
68 2,000 3.3%

Bank of America NA
46 1,791 2.9%

Canandaigua National Bank and Trust Co.
25 1,696 2.8%
10
Bank of Castile
18 885 1.5%
11
Evans Bank NA
14 698 1.1%
12
Northwest Savings Bank
18 625 1.0%
13
Chemung Canal Trust Co.
10 569 0.9%
14
Lake Shore Savings Bank (MHC)
11 396 0.7%
15
Steuben Trust Co.
13 349 0.6%
Market

…Uniquely Positioned For Future Growth

Capitalizing on banking dislocation due to larger
institutions divesting in our markets
Acquired 4 former First Niagara Offices in June 2012
$129.6 million in deposits
Entered Orleans County
Strengthened presence in Genesee and Seneca
Counties
Acquired 4 former HSBC Offices in August 2012
$157.2 Million in deposits
Gained Significant Market Share in Chemung
County
Consolidated 4 of the 8 acquired branches into
existing FISI offices
Rochester MSA
Buffalo MSA
Over 50 NY banks (non-MHC) under $1 billion in
assets located in non-NYC Metro area
Market Footprint
Source: SNL Mapping
Erie County
Deposit Market:
$30.5 Bln
Monroe County
Deposit Market:
$11.4 Bln
Chemung County
Deposit Market:
$1.0 Bln
Source: SNL Financial
Opportunity to fuel organic growth exists in attractive
markets where we have less than 2% of collective market
share
At $3.02 billion in assets, we believe we have the capacity to consolidate smaller banks in our footprint

Balance Sheet Growth

$1,264
$1,346
$1,485
$1,706
$1,834
$1,717
$1,849
$1,743
$1,883
$1,932
$2,262
$2,320
$2,409
$2,533
$2,062
$2,214
$2,336
$2,764
$2,929
$2,828
$3,016
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2009 2010 2011 2012 2013 2013Q1 2014Q1
Loans Deposits Assets
Balance Sheet Growth

Loan Growth

Emphasis on driving quality loan growth by
balancing between volume and risk along with
maintaining a diversified portfolio
Our largest concentration, indirect auto at 35% of
total loans, is an excellent asset class as it offers
low duration (approx. 2.4 years), good credit risk
(average FICO 720) and relatively high risk-
adjusted yields
Balancing organic and acquisition loan growth
initiatives
C&I and Home Equity have become key areas of
focus for growth
C&I effort to be targeted at Buffalo and
Rochester
Recently hired local talent away from
competitors to gain traction
Home Equity growth strategy positioned as
alternative to mortgages - most are in first lien
position, but are more attractive from interest
rate risk prospective
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
Consumer Indirect Home Equity
Residential Mtg CRE C&I
6.5%
9.1%
12.9%
15.9%
Loan Portfolio Composition Lending Strategy

Large and fragmented market
Favorable competitive conditions and risk-
adjusted returns
Natural risk dispersion that comes with retail
loans
Relatively short duration loans
Necessary  expertise available
Underwriting Manager 25 years of experience
Credit Administration 35 years of experience
Sales Manager 25 years of experience
Collections Manager 30 years of experience
Underwriting Supervisor 15 years of experience
Loan Processing Supervisor 20 years of experience
Market Dynamics
Our Team
Indirect Lending as a Core Business

Our Portfolio
Indirect Net Charge-Off %
Originating prime loans – average credit score is
720
Originate through approximately 420 franchised
automobile dealerships
No independent used car dealerships
All dealers are within Upstate New York and
Pennsylvania
Most key personnel have auto finance experience
from Charter One Auto Finance (originated over $2
Bln /year in 21 states and had a serviced portfolio in
excess of $6.5 Bln)
0.83% 0.83%
0.60%
0.72%
0.82%
0.85%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
2009 2010 2011 2012 2013 2014Q1

Deposit Portfolio
Deposit Strategy
Cost of Total Deposits
Deposit Composition
18%
43%
29%
10%

Consistent emphasis on growing core (non-
time) deposits, which equated to 75% of the
total deposit portfolio at March 31, 2014
Strong growth in our non-interest bearing
deposits, currently at 21% of our deposit
base or $533 million (growth in excess 80%
since 2008)
Overall cost of deposits at 0.26% as of
March 31, 2014
30%
10%
42%
18%
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
NIB Demand IB Demand
Savings & Money Market CDs <$100
CDs >$100
18.1%
6.7%
13.4%
1.82%
0.26%
0.00%
0.50%
1.00%
1.50%
2.00%
2008 2009 2010 2011 2012 2013 2014Q1

Revenue Growth

Net Interest Income and Noninterest Income
Note: All periods exclude OTTI & Securities Gains
$72.3
$78.8
$81.9
$88.5
$91.6
$22.9
$23.3
$20.0
$19.9
$20.9
$22.2
$23.6
$5.7
$6.0
$0.0
$20.0
$40.0
$60.0
$80.0
$100.0
$120.0
$140.0
2009 2010 2011 2012 2013 2013Q1 2014Q1
Net Interest Income Noninterest Income

Operating Leverage by Successful Growth Strategies
and Effective Expense Management

Growing Net Interest Income
Increasing Fee Income
Improving Efficiency
12/31/13
YTD $23.6 Million
12/31/12
YTD $21.2 Million
Noninterest Income
Revenue and Expenses
Revenue grew by 25% between 2009 and 2013 while expenses
increased by only 11%
Source: SNL Financial
Net Interest Income
Continues to Grow…
…despite margin
compression headwinds
(1)
(1)
* Peers include all US Banks and Thrifts in the Mid-Atlantic region from $1 Bln - $5
Bln in assets. Peer data reflects median values for the component companies within the group.
3.25%
3.50%
3.75%
4.00%
4.25%
$20.0
$21.0
$22.0
$23.0
$24.0
Net Interest Income Net Interest Margin
57.0%
56%
58%
60%
62%
64%
66%
2009 2010 2011 2012 2013 2014Q1
Efficiency Ratio
FISI Peer *
39%
21%
9%
8%
23%
Service Charges on Deposits
ATM & Debit Card Revenue
Broker-Dealer Fees & Commissions
Company Owned Life Insurance
Other
42%
22%
10%
7%
19%
$0
$20
$40
$60
$80
$100
$120
$140
2009 2010 2011 2012 2013 2013Q1 2014Q1
Total Revenue
Total Expenses
(1)
(2)
(1) All periods exclude OTTI & Securities Gains
(2) 2012 excludes acquisition and CEO transition expenses
(1)

Asset Quality Overview

Non-performing Assets (“NPAs”) Trends
Asset quality remains a top priority
Disciplined oversight of risk in lending
portfolio
Asset quality metrics continue to
outperform peer levels
Key Highlights
Source: SNL Financial
0%
50%
100%
150%
200%
250%
300%
2009 2010 2011 2012 2013 2014Q1
Reserves / NPAs
FISI Mid-Atl. Peer Median
$8.7
$7.6
$7.1
$9.1
$16.6
$16.3
$0.5
$0.5
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
$18.0
2009 2010 2011 2012 2013 2014Q1
Nonperforming Loans OREO & Nonperforming securities
0.0%
0.5%
1.0%
1.5%
2.0%
2009 2010 2011 2012 2013 2014Q1
FISI Mid-Atl. Peer Median
$1.3
Note: Peers include all US Banks and Thrifts in the Mid-Atlantic region from $1 Bln - $5 Bln in assets.
Peer data reflects median values for the component companies within the group
$2.1
$1.8
$0.9
NPAs / Assets

Investment Portfolio

Low risk security portfolio
High percentage of the portfolio consists
of securities backed by the U.S.
government (“USG”) and agencies
Approximately $930 million in total
securities and the majority are utilized
for various pledging purposes
Data as of March 31,2014
Low Risk Security Portfolio
Other
Securities
0.2%
USG Agencies
CMO’s
22.8%
USG Agencies
& GSE
20.5%
HTM Municipal
Debt
27.4%
USG Agencies
Mortgage-
backed Pass-
Throughs
29.1%

Capital Management

2011Q4 2012Q1 2012Q2 2012Q3 2012Q4 2013Q1 2013Q2 2013Q3 2013Q4 2014Q1
Tangible Common Equity / Tangible Assets
7.93% 7.64% 7.20% 7.05% 6.86% 6.74% 6.49% 6.40% 6.51% 6.60%
Tier 1 Risk - Based Capital Ratio
12.20% 12.22% 11.39% 10.91% 10.73% 10.84% 10.96% 10.94% 10.82% 10.89%
Total Risk Based Capital
13.45% 13.47% 12.64% 12.16% 11.98% 12.09% 12.21% 12.19% 12.08% 12.14%
Tier 1 Leverage 8.63% 8.80% 8.27% 7.67% 7.71% 7.46% 7.59% 7.68% 7.63% 7.51%
%
7.93%
6.60%
12.20%
10.89%
13.45%
12.14%
8.63
7.51%
5.0%
7.0%
9.0%
11.0%
13.0%
15.0%
Capital Ratios

Planning and Investing For the Future

We are constantly investing and adapting our scalable infrastructure to strengthen our competitive position
Our infrastructure’s strength is in state of the art technology and motivated human resources
Smart investments in technology have enabled us to be competitive with even the largest banking institutions.  Investments include:
Mobile banking
•
102% increase in Mobile banking users since January 2013
Enhanced Web Presence (online account opening, updated online banking, emphasis on e-statements)
•
200% increase in e-statement penetration since January 2013
New product offerings allow us to remain nimble vs. competition
Enhanced Retail Checking Products  (debit card rewards)
•
5% increase in debit card transaction since January 2013
Expanded Indirect Lending

How Do We Compare?

Note: FISI market data as of  March 31, 2014.  Peer data as of December 31,  2013 and reflects median values for the component companies within each respective index.
16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
12.7x
16.0x
15.7x
FISI Mid-Atl. Peers $1B -
$5B
SNL Banks $1 - $5B
Index
11.5x
15.8x
16.1x
FISI Mid-Atl. Peers $1B -
$5B
SNL Banks $1 - $5B
Index
3.35%
1.93%
1.49%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
FISI Mid-Atl. Peers $1B -
$5B
SNL Banks $1 - $5B
Index
Price/ TTM EPS Dividend Yield
Price/ MRQ EPS

Total Shareholder Return

Note: Market data as of April 30, 2014.  Peer data reflects median values for the component companies within each respective index
5-Year Total Shareholder Return
82%
68%
71%
25%
22%
23%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
FISI Mid-Atl. Banks $1-$5B SNL US Banks $1-$5B
5 Year Return 1 Year Return

Source: SNL Financial. Market data as of  March 31, 2014
Diversified Shareholder Base
# Holder Position
Market
Value
($000)
Shares
Out (%)
1 Wellington Management Co. LLP 1,016,643 23,403 7.34
2 BlackRock Fund Advisors 827,548 19,050 5.97
3 Dimensional Fund Advisors LP 613,864 14,131 4.43
4 Canandaigua National Bank and Trust Co. 603,369 13,890 4.36
5 Columbia Management Investment Advisers LLC 473,930 10,910 3.42
6 Commonwealth Equity Services, Inc. 473,452 10,899 3.42
7 Bryn Mawr Capital Management Inc 434,181 9,995 3.13
8 Vanguard Group Inc. 393,229 9,052 2.84
9 Putnam Investment Management LLC 327,997 7,550 2.37
10 Kennedy Capital Management Inc. 298,696 6,876 2.16
11 LSV Asset Management 291,938 6,720 2.11
12 Investment Counselors of Maryland LLC 287,200 6,611 2.07
13 Northern Trust Global Investments Ltd. 249,563 5,745 1.80
14 DePrince Race & Zollo Inc. 226,100 5,205 1.63
15 SSgA Funds Management Inc. 226,016 5,203 1.63
16 JP Morgan Asset Management 221,829 5,107 1.60
17 AlphaOne Investment Services LLC 201,674 4,643 1.46
18 Castine Capital Management LLC 117,252 2,699 0.85
19 Clover Partners LP 102,499 2,360 0.74
20 Aberdeen Asset Management Inc. 101,988 2,348 0.74
63%
7%
30%
Institutional FISI Board / Management Other / Retail
Shareholder Composition
Top 20 Institutional Investors

Key Investment Considerations

Experienced leadership
Positioned to Achieve Long-Term Growth…
Attractive footprint in Upstate NY, uniquely positioned to seize market opportunities
…and Delivering on our Promise to All Stakeholders
Low cost and streamlined
Sustainable, scalable business model
Effective enterprise risk management
Solid capital structure
Investments in people and infrastructure
Consistent, strong operating results
and favorable trends
operating emphasis

Delivering On Our Promise NASDAQ: FISI May 21, 2014